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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in each Registration Statement on Form S-8 (Nos. 333-81340, 333-51556, 333-38886 and 333-25021) and
Form S-3 (Nos. 333-107579 333-92675 and 333-81399) of Aastrom Biosciences, Inc.
of our report dated August 8, 2003, relating to the financial statements and supplemental schedules, which appear in this Form 10-K.

PricewaterhouseCoopers LLP
Minneapolis, MN
September 8, 2003